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                                                                   EXHIBIT 10.10

                     HOSIERY CORPORATION OF AMERICA, INC.
                            1999 STOCK OPTION PLAN

1.   Purpose: Restrictions on Amount Available under the Plan.

     This Hosiery Corporation of America, Inc. 1999 Stock Option Plan ("Plan") is intended to afford an incentive to selected employees, consultants and directors of Hosiery Corporation of America, Inc. (the "Company"), to acquire a proprietary interest in the Company, to continue to perform services for the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business.

2.   Definitions.

     As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a) "Affiliate Corporation" or "Affiliate" shall mean any corporation, directly, or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with Hosiery Corporation of America, Inc.

          (b) "Award" shall mean any Option, SAR, Restricted Stock or Unrestricted Stock granted under the Plan.

          (c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Award.

          (d)  "Board" shall mean the Board of Directors of the Company.

          (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Disability" shall mean a Participant's inability to engage in any substantial gainful activity by reason of medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h)  "Fair Market Value" per share as of a particular date shall mean
     (i) the closing sales price per share of Common Stock (as defined in Section 5 hereof) on the New York Stock Exchange for the last preceding date on which there was a sale of such Common Stock on such exchange, or
     (ii) if the shares of Common Stock are not then admitted for trading on the New York Stock Exchange, the closing price for the shares of Common Stock in such other national securities exchange or interdealer quotation system on which Common Stock is then traded for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or interdealer quotation system, such value as the Committee in its discretion may determine.

          (i) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

          (j) "Nonqualified Stock Option" shall mean an Option other that an Incentive Stock Option.

          (k) "Option" shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Common Stock at a price and upon the terms to be specified by the Committee.

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     (l)  "Parent Corporation" shall mean any corporation (other than the
Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Award, each of such corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (m) "Participant" shall mean an officer, employee, consultant or director of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

     (n) "Restricted Stock" shall mean an Award of shares of Common Stock to a Participant under Section 8 that may be subject to certain restrictions and to a risk of forfeiture.

     (o) "SAR" shall mean a tandem or freestanding stock appreciation right, granted to a Participant under Section 7, to be paid an amount measured by the appreciation in the Fair Market Value of Common Stock from the date of grant to the date of exercise of the right.

     (p) "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Award, each of such corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (q) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiary Corporations.

     (r) "Unrestricted Stock" shall mean an Award of shares of Common Stock to a Participant under Section 9.

3.   Administration.

     Unless otherwise determined by the Board, the Plan shall be administered by a committee of the Board ("Compensation Committee"), which shall consist of two or more members of the Board who are "outside directors" within the meaning of section 162(m) of the Code and "nonemployee directors" within the meaning of
Section 16 of the Exchange Act. The Compensation Committee may, in its discretion, delegate to a subcommittee or to an officer of the Company its duties hereunder, including the grant of Awards. The full Board shall also have the authority, in its discretion, to grant Awards under the Plan and to administer the Plan. For all purposes under the Plan, any entity which performs the duties described herein, shall be referred to as the "Committee."

     The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions and restrictions relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

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4.   Eligibility.

     Awards may be granted to employees, consultants and directors of the Company, except that Incentive Stock Options shall be granted only to individuals who, on the date of such grant, are employees of the Company or a Subsidiary Corporation. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5.   Stock.

     The stock subject to Awards hereunder shall be shares of the Company's common stock, par value $0.01 per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Company. The aggregate number of shares of Common Stock as to which Awards may be granted from time to time under the Plan shall not exceed 600,000. No person may be granted Options or SARs under the Plan during any calendar year representing an aggregate of more than 400,000 shares of Common Stock. Shares of Common Stock subject to an Award that remain unissued upon expiration or cancellation of the Award shall be available for other Awards under the Plan. The limitations established by the preceding two sentences shall be subject to adjustment as provided in Section 10 hereof.

6.   Stock Options.

     The Committee shall have authority to grant Nonqualified Stock Options and Incentive Stock Options to Participants on the following terms and conditions:

          (a)  Number of Shares. Each Award Agreement shall state the number of
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shares of Common Stock to which the Option relates.

          (b)  Type of Option. Each Award Agreement shall specifically state
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that the Option constitutes an Incentive Stock Option or a Nonqualified Stock
Option.

          (c)  Option Price. Each Award Agreement shall state the Option Price.
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The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock
                             -------- ----
Option, such exercise price shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of such Option. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

          (d)  Method and Time of Payment. The Option Price shall be paid in
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full, at the time of exercise, in cash or in shares of Common Stock having a
Fair Market Value equal to such Option Price or in a combination of cash and Common Stock or, in the sole discretion of the Committee, through a cashless exercise procedure.

          (e)  Term and Exercisability of Options. Options shall be exercisable
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over the exercise period (which, with respect to Incentive Stock Options, shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the Committee shall have the authority to accelerate the
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exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Compensation Committee, specifying the number of shares of Common Stock with respect to which the Option is being exercised. The exercise period shall be subject to earlier termination as provided in Section 6(f) hereof.


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          (f)  Termination. If a Participant's employment by, or service as a
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consultant or director with, the Company terminates:

                    (i) Unless provided otherwise in the applicable Award Agreement, upon a Participant's termination of employment or service as a consultant or a director with the Company by reason of death or Disability, all Options shall become immediately exercisable and shall remain exercisable for a period of one year following such termination and shall terminate thereafter;

                    (ii) Unless provided otherwise in the applicable Award Agreement, if a Participant's employment or service as a consultant or a director with the Company is terminated for any reason other than death or Disability, all Options that are not then exercisable shall immediately terminate and all Options that are then exercisable shall remain exercisable for a period of three months from the date of such termination and shall terminate thereafter.

          (g)  Other Provisions. Options may be subject to such other conditions
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including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion.

          (h)  Incentive Stock Options. Options granted as Incentive Stock
               -----------------------
Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6(h).

                    (i)  Value of Shares. The aggregate Fair Market Value
                         ---------------
          (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

                    (ii) Ten Percent Stockholder. In the case of an Incentive
                         -----------------------
          Stock Option granted to a Ten Percent Stockholder, (x) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7. Stock Appreciation Rights. The Committee is authorized to grant freestanding SARs and SARs granted in tandem with an Option to Participants on the following terms and conditions:

          (a)  In General. Unless the Committee determines otherwise, (1) an SAR
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granted in tandem with a Nonqualified Stock Option may be granted at the time of grant of the related Nonqualified Stock Option or at any time thereafter or (2) an SAR granted in tandem with an Incentive Stock Option may only be granted at the time of grant of the related Incentive Stock Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable.

          (b)  SARs. An SAR shall confer on the Participant a right to receive
               ----
with respect to each share subject thereto, upon exercise thereof, the excess of
(1) the Fair Market Value of one share of Common Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

          (c)  Treatment of Related Options and Tandem SARs Upon Exercise. Upon
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the exercise of a tandem SAR, the related Option shall be cancelled to the extent of the number of shares of Common Stock as to which the tandem SAR is exercised and upon the exercise of an Option granted in connection with a tandem SAR, the tandem SAR shall be cancelled to the extent of the number of shares of Common Stock as to which the Option is exercised.


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          (d)  Method of Exercise. SARs shall be exercised by a Participant only
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by a written notice delivered in person or by mail to the Compensation
Committee, specifying the number of shares of Common Stock with respect to which the SAR is being exercised.

          (e)  Form of Payment. Payment of the amount determined under paragraph
               ---------------
(b) above may be made in whole shares of Common Stock in a number determined based upon their Fair Market Value on the date of exercise of the SAR or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

          (f)  Term and Exercisability of Freestanding SARs. Each Award
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Agreement shall provide the exercise schedule for the freestanding SAR as determined by the Committee, provided, that, the Committee shall have the
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authority to accelerate the exercisability of any freestanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the freestanding SAR or such other period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 7(g) hereof.

          (g)  Termination. The terms and conditions set forth in Section
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6(f) hereof, relating to exercisability of Options in the event of termination of employment or service as a consultant or director with the Company, shall apply equally with respect to the exercisability of freestanding SARs following termination of employment or service as a consultant or director.

8. Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (a)  Issuance and Restrictions. The Award Agreement shall set forth
               -------------------------
the number of shares of Restricted Stock granted pursuant to the Award Agreement. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine at the date of grant or thereafter.

          (b)  Restrictions. Except as permitted by the Committee, prior to
               ------------
vesting, shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of decent and distribution. Certificates for shares of Common Stock issued pursuant to awards of Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Common Stock in contravention of such restrictions shall be null and void and without effect. Prior to vesting, such certificates shall be held in escrow by an escrow agent appointed by the Committee.

          (c)  Forfeiture. If the Participant's employment or service as a
               ----------
consulant or director with the Company shall terminate for any reason other than death or Disability prior to vesting of the Restricted Stock, then, except to the extent provided otherwise in the applicable Award Agreement, any shares remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred to, and reacquired by, the Company at no cost to the Company. If the Participant's employment or service as consultant or director with the Company shall terminate by reason of death or Disability prior to vesting of Restricted Stock, then, except to the extent provided otherwise in the applicable Award Agreement, restrictions or forfeiture conditions relating to Restricted Stock will be waived.

          (d)  Rights as a Stockholder. Except to the extent provided otherwise
               -----------------------
under the Award Agreement, a Participant shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the committee, in cash or in shares

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of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed.

          (e) Other Provisions. The Restricted Stock Agreements authorized under
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the Plan shall contain such other provisions not inconsistent with this Plan, including, without limitation, the imposition of restrictions upon the transferability of Restricted Stock and conditions on vesting of Restricted Stock as the Committee shall deem advisable.

9. Unrestricted Stock Awards. The Committee is authorized to grant to Participants such Awards of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter.

10.  Effect of Certain Changes.

     If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to common shareholders, including a rights offering, other than cash dividends, or any like change, then the number of and kind of shares of Common Stock available for Awards, the number and kind of such shares covered by outstanding Awards, and the Option Price of such Options or the applicable grant price of SARs, may be equitably adjusted by the Compensation Committee to reflect such change or distribution; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

11.  General Provisions.

          (a) Compliance with Legal Requirements. The Plan and the granting and
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exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock under any Award as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

          (b) Nontransferability. Except to the extent provided otherwise in the
              ------------------
applicable Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

          (c) No Right To Continued Employment. Nothing in the Plan or in any
              --------------------------------
Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

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               (d)  Withholding Taxes. Where a Participant or other person is
                    -----------------
entitled to receive shares of Common Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares. Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by either of the following methods, or by a combination of such methods: (a) tendering a cash payment; or (b) delivering to the Company previously acquired shares of Common Stock having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

               (e)  Amendment and Termination of the Plan. The Board or the
                    -------------------------------------
Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which
                                        -------------
requires stockholder approval under applicable law or in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Awards under the Plan will automatically terminate ten years after the adoption of the Plan by the Board. If the Plan is terminated, any unexercised Award shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

               (f)  Participant Rights. No Participant shall have any claim to
                    ------------------
be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a stock certificate to him for such shares.

               (g)  No Fractional Shares. No fractional shares of Common Stock
                    --------------------
shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

               (h)  Governing Law. The Plan and all determinations made and
                    -------------
actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

               (i)  Interpretation, Construction. The Plan is designed and
                    ----------------------------
intended to comply with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

12.  Effectiveness.

     The Plan shall take effect upon its adoption by the Board.

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